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AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

GENTOR RESOURCES, INC.

ARTICLE I

CORPORATE NAME

The name of the corporation is Gentor Resources, Inc. (the “Corporation”).

ARTICLE II

INITIAL ADDRESS

The initial street address and mailing address of the principal office of the Corporation is:

5100 Town Center Circle

Suite 430

Boca Raton, Florida 33486

ARTICLE III

CAPITALIZATION

The aggregate number of shares of all classes that the Corporation shall have authority to issue is  Fifty Million (50,000,000) shares, of which Thirty Seven Million Five Hundred Thousand (37,500,000) shares shall have a par value of $0.0001 and shall be a class designated as “Common Shares” and of which Twelve Million Five Hundred Thousand (12,500,000) shares shall have a par value of $.0001 and shall be a class designated as “Preferred Shares.”

Common Shares.  Each Common Share shall entitle the holder thereof to one vote.  No holder of the Common Shares shall be entitled to any right of cumulative voting.

Preferred Shares.

1.

Preferred Shares may be issued from time to time in one or more series, each such series to have distinctive serial designations, as same shall hereafter be determined in the resolution or resolutions providing for the issuance of such Preferred Shares from time to time as adopted by the Board of Directors of the Corporation (the “Board of Directors”) pursuant to the authority to do so, which authority is hereby vested in the Board of Directors.

2.

Each series of Preferred Shares, as stated in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Shares, may:

(a)

have such number of shares;

(b)

have such voting powers, full or limited, or may be without voting power;

(a.)

Edward H. Gilbert, Esq.

(b.)

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

(c.)

(561) 361-9300

(d.)

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(e.)

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(c)

be redeemable or convertible at such time or times and at such prices;

(d)

entitle the holders thereof to receive distributions calculated in any manner, including but not limited to dividends, which may be cumulative, non-cumulative or partially cumulative; at such rate or rates, on such conditions, from such date or dates, at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of shares;

(e)

have such preference over any other class of shares with respect to distributions, including but not limited to dividends and distributions upon dissolution of the Corporation;

(f)

be made convertible into, or exchangeable for, shares of any other class or classes (except the class having prior or superior rights and preferences as to the dividends or distribution assets upon liquidation) or of any other series of the same or any other class or classes of shares of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

(g)

be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(h)

be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding shares of the Corporation; and

(i)

have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions as stated in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Shares..

3.

Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Shares, the number of shares comprised in such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

4.

Shares of any series of Preferred Shares which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible, were exchangeable, have been converted into or exchanged for shares of any other class or classes, shall have the status of authorized and unissued Preferred Shares and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Shares, all subject to the conditions or restrictions on issuance set forth in the resolution of resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Shares and to any filing required by law.

(a.)

Edward H. Gilbert, Esq.

(b.)

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

(c.)

(561) 361-9300

(d.)

(((H07000053918 3)))

(e.)

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ARTICLE IV

DIVISION

A.

Upon the filing by the Secretary of State of the State of Florida of these Amended and Restated Articles of Incorporation, each one (1) share of the $0.0001 par value common stock of the Corporation outstanding as of the close of business on February 28, 2007 (the “Record Date”), shall be divided into twenty five (25) shares of the $0.0001 par value common stock of the Corporation.

B.

No fractional shares of common stock or scrip certificates therefor shall be issued to the holders of the common stock as of the Record Date by reason of the foregoing division; to the extent that the foregoing division results in a fractional share of common stock, the Corporation shall round such fractional share up to the nearest whole share number of common stock. The Board of Directors of the Corporation or any corporate committee thereof is empowered to adopt further rules and regulations concerning such fractional interests or scrip.

ARTICLE V

REGISTERED AGENT

The registered agent and street address of the initial registered office of the Corporation is:

E.H.G. Resident Agents, Inc.

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

ARTICLE VI

INCORPORATOR

The name and address of the Incorporator of the Corporation is:

Edward H. Gilbert, Esq.

Edward H. Gilbert, P.A.

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

ARTICLE VII

CORPORATE AUTHORITY

The corporation is organized for the purpose of transacting any and all lawful activities or business for which corporations may be formed under the FBCA.

(a.)

Edward H. Gilbert, Esq.

(b.)

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

(c.)

(561) 361-9300

(d.)

(((H07000053918 3)))

(e.)

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ARTICLE VIII

DIRECTORS

The corporation shall have that number of directors as may determined from time to time pursuant to the bylaws of the Corporation (the “Bylaws”) so long as there shall never be less than one (1) such director.

ARTICLE IX

BYLAWS

The initial Bylaws of the corporation shall be adopted by the Board of Directors.

ARTICLE X

CORPORATE EXISTENCE

The corporate existence of the Corporation shall commence on the filing of these Articles of Incorporation by the Department of State of the State of Florida.

ARTICLE XI

AFFILIATED TRANSACTIONS

The Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.

ARTICLE XII

CONTROL SHARE ACQUISITIONS

The Corporation expressly elects not to be covered by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.

IN WITNESS WHEREOF, the undersigned officer has executed these Amended and Restated Articles of Incorporation this 28th day of February, 2007.

/s/ Lloyd J. Bardswich

Lloyd J. Bardswich, President

(a.)

Edward H. Gilbert, Esq.

(b.)

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

(c.)

(561) 361-9300

(d.)

(((H07000053918 3)))

(e.)

Florida Bar No. 180595

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ACCEPTANCE OF APPOINTMENT

OF

REGISTERED AGENT

The undersigned hereby accepts the appointment as registered agent of Gentor Resources, Inc.  contained in the foregoing Articles of Incorporation and states that the undersigned is familiar with and accepts the obligations set forth in Section 607.0508 of the Florida Business Corporation Act.

E.H.G. RESIDENT AGENTS, INC.

Date: February 28, 2007

By:

  /s/ Edward H. Gilbert

Edward H. Gilbert, President

(a.)

Edward H. Gilbert, Esq.

(b.)

5100 Town Center Circle, Suite 430

Boca Raton, Florida 33486

(c.)

(561) 361-9300

(d.)

(((H07000053918 3)))

(e.)

Florida Bar No. 180595